                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                       NANOPHASE TECHNOLOGIES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of filing fee (Check the appropriate box):

     [X] No fee required

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     4) Date Filed:

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

NANOPHASE LOGO

453 COMMERCE STREET
BURR RIDGE, ILLINOIS 60521

                                  May 6, 1999

Dear Stockholder:

     On behalf of the Board of Directors, I cordially invite you to attend the 1999 Annual Meeting of Stockholders of Nanophase Technologies Corporation to be held at Ashton Place, 341 West 75th Street, Willowbrook, Illinois, on Friday, June 11, 1999 at 9:00 a.m., local time. The formal notice of the Annual Meeting appears on the following page.

     The attached Notice of Annual Meeting and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting. Immediately after the Annual Meeting, stockholders will be able to view a presentation by the Company and have the opportunity to ask questions.

     Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please sign and date the enclosed proxy card and promptly return it to us in the enclosed postage paid envelope. If you sign and return your proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

     We look forward to seeing you on June 11, 1999 and urge your to return your proxy card as soon as possible.

                                          Sincerely,
                                          /s/ Joseph E. Cross

                                          JOSEPH E. CROSS
                                          President and Chief Executive Officer

                                [NANOPHASE LOGO]

 ------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 11, 1999
 ------------------------------------------------------------------------------

To the Stockholders of
Nanophase Technologies Corporation:

     The Annual Meeting of Stockholders of Nanophase Technologies Corporation (the "Company") will be held at 9:00 a.m., Chicago time, on Friday, June 11, 1999, at Ashton Place, 341 West 75th Street, Willowbrook, Illinois, for the following purposes:

     (1) To elect two Class II directors to the Company's Board of Directors;

     (2) To ratify the appointment by the Board of Directors of Ernst & Young LLP as the independent auditors of the Company's financial statements for the year ended December 31, 1999; and

     (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the accompanying Proxy Statement.

     The Board of Directors has fixed the close of business on April 16, 1999 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting.

                                            By order of the Board of Directors,
                                            /s/ DENNIS J. NOWAK

                                            DENNIS J. NOWAK
                                            Secretary

Burr Ridge, Illinois
May 6, 1999

ALL STOCKHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY. WHETHER
 OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE
  THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID
                      ENVELOPE FURNISHED FOR THAT PURPOSE.

                       NANOPHASE TECHNOLOGIES CORPORATION
                              453 COMMERCE STREET
                           BURR RIDGE, ILLINOIS 60521
                                 (630) 323-1200

                             ---------------------

                                PROXY STATEMENT
                             ---------------------

     The accompanying proxy is solicited by the Board of Directors (the "Board of Directors") of Nanophase Technologies Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 9:00 a.m., Chicago time, Friday, June 11, 1999, at Ashton Place, 341 West 75th Street, Willowbrook, Illinois, and any adjournments thereof. This Proxy Statement and accompanying form of proxy are first being mailed to stockholders on or about May 6, 1999.

     RECORD DATE AND OUTSTANDING SHARES -- The Board of Directors has fixed the close of business on April 16, 1999, as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the Record Date, the Company had outstanding 12,654,577 shares of Common Stock, par value $.01 per share (the "Common Stock"). Each outstanding share of Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

     VOTING OF PROXIES -- Joseph E. Cross and Dennis J. Nowak, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity. Messrs. Cross and Nowak are executive officers of the Company and Mr. Cross is also a director of the Company. The shares represented by each executed and returned proxy will be voted in accordance with the directions indicated thereon, or, if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (1) an instrument revoking the proxy or (2) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting (attendance at the Annual Meeting will not, by itself, revoke a proxy).

     REQUIRED VOTE -- The vote of a plurality of the shares of Common Stock voted in person or by proxy is required to elect the nominees for Class II directors. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy is required to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company's financial statements for the year ended December 31, 1999. Stockholders will not be allowed to cumulate their votes in the election of directors.

     QUORUM; ABSTENTIONS AND BROKER NON-VOTES -- The required quorum for transaction of business at the Annual Meeting will be a majority of the shares of Common Stock issued and outstanding as of the Record Date. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. Abstentions and broker non-votes will be included in determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the vote for directors. Abstentions will be considered present and entitled to vote with respect to ratifying the appointment of the Company's independent auditors and will have the same effect as votes "against" such proposal. Broker non-votes will not be considered present and entitled to vote with respect to ratifying the appointment of the Company's independent auditors and will have no effect on such proposal.

     ANNUAL REPORT TO STOCKHOLDERS -- The Company's Annual Report to Stockholders for the year ended December 31, 1998, containing financial and other information pertaining to the Company, is being furnished to stockholders simultaneously with this Proxy Statement.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     The Company's Board of Directors currently consists of seven directors. The directors expect to reduce the size of the Board of Directors to five directors after Steven Lazarus and Robert W. Shaw, Jr. step down from the Board of Directors at the Annual Meeting. Article VI of the Company's Certificate of Incorporation provides that the Board of Directors shall be classified with respect to the terms for which its members shall hold office by dividing the members into three classes. At the Annual Meeting, two directors of Class II will be elected for a term of three years expiring at the Company's 2002 Annual Meeting of Stockholders. Both of the nominees are presently serving as directors of the Company. See "Nominees" below.

     Except for Dr. Shaw, the four directors whose terms of office do not expire in 1999 will continue to serve after the Annual Meeting until such time as their respective terms of office expire or their successors are duly elected and qualified. See "Other Directors" below.

     If at the time of the Annual Meeting any of the nominees should be unable or decline to serve, the persons named in the proxy will vote for such substitute nominee or nominees as the Board of Directors recommends, or vote to allow the vacancy created thereby to remain open until filled by the Board of Directors, as the Board of Directors recommends. The Board of Directors has no reason to believe that any nominee will be unable or decline to serve as a director if elected.

                                    NOMINEES

     The names of the nominees for the office of director, together with certain information concerning such nominees, are set forth below:

                                                                                                 SERVED AS
                                                                                                 DIRECTOR
               NAME                    AGE                 POSITION WITH COMPANY                   SINCE
               ----                    ---                 ---------------------                 ---------
Joseph E. Cross....................    51     President, Chief Executive Officer                   1998
Richard W. Siegel, Ph.D............    61     Director                                             1989

     Mr. Cross has served as Chief Executive Officer of the Company since December 1998 and President and a director of the Company since joining the Company in November 1998. From November 1998 to December 1998, Mr. Cross served as the Company's Chief Operating Officer. Prior to joining the Company in November 1998, Mr. Cross served as President and Chief Executive Officer of Aptech, a manufacturer of measurement, metering and control devices for the electric utility market, from August 1996 to October 1998. From December 1993 to July 1996, Mr. Cross served as President of Aegis Technologies, a telecommunications company. He holds a B.S. degree and M.B.A. degree from Southwest Missouri University.

     Dr. Siegel is a co-founder of the Company and has served as a director of the Company since 1989. Dr. Siegel also has served as a consultant to the Company since 1990 with regard to the application and commercialization of nanocrystalline materials. Dr. Siegel is an internationally renowned scientist in the field of nanocrystalline materials. During his tenure on the research staff at Argonne National Laboratory from July 1974 to May 1995, he was the principal scientist engaged in research with the laboratory-scale synthesis process that was the progenitor of the Company's physical-vapor-synthesis production system. He currently is the Robert W. Hunt Professor and Head of the Materials Science and Engineering Department of Rensselaer Polytechnic Institute, a position he has held since June 1995. During 1995, he was also a visiting professor at the Max Planck Institute for Microstructure Physics in Germany on an Alexander von Humboldt Research Prize. He has served on the Council of the Materials Research Society and as Chairman of the International Committee on Nanostructured Materials. He also served on the Committee on Materials with Sub-Micron Sized Microstructures of the National Materials Advisory Board and was the co-chairman of the Study Panel on Clusters and Cluster-Assembled Materials for the U.S. Department of Energy. Dr. Siegel holds an A.B. degree in physics from Williams College and an M.S. degree and Ph.D. from the University of Illinois at Urbana/Champaign.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR BOTH OF THE NOMINEES FOR ELECTION AS CLASS II DIRECTORS.

                                OTHER DIRECTORS

     With the exception of Robert W. Shaw, Jr. and Steven Lazarus, the following persons will continue to serve as directors of the Company after the Annual Meeting until their terms of office expire (as indicated below) or until their successors are duly elected and qualified.

                                                                                     SERVED AS        TERM
               NAME                   AGE          POSITION WITH COMPANY           DIRECTOR SINCE    EXPIRES
               ----                   ---          ---------------------           --------------    -------
Robert W. Shaw, Jr., Ph.D.(1).....    57     Director                                   1991          2001
Edward E. Hagenlocker, Ph.D.......    59     Director                                   1999          2001
Donald S. Perkins(2)..............    72     Chairman of the Board of Directors         1998          2000
Jerry Pearlman....................    60     Director                                   1999          2000
Steven Lazarus(1)(2)..............    67     Director                                   1991          1999

---------------
(1) Member of Audit Committee.

(2) Member of Compensation Committee.

     Dr. Shaw has served as a director of the Company since 1991. He is founder and President of Arete Corporation and Managing Partner for the Utech Funds. Dr. Shaw is experienced in both venture capital and consulting for the electric utility industry. Prior to forming Arete Ventures, Inc. in 1983, Dr. Shaw was Senior Vice President of Booz, Allen & Hamilton's Energy Division and a member of the firm's board of directors. Earlier in his career, he conducted materials and electronics research at Bell Laboratories and at the Cavendish Laboratory in the U.K. He serves as a director and Chairman of Proton Energy Systems, Inc., Evergreen Solar, Inc. and Northern Power Systems. He holds a Ph.D. in applied physics from Stanford University, an M.P.A. from American University and M.S. and B.E.P. degrees from Cornell University. Dr. Shaw has advised the Company that he will step down as a director of the Company at the Annual Meeting.

     Dr. Hagenlocker has served as a director of the Company since April 1999. Dr. Hagenlocker served as vice chairman of Ford Motor Company from November 1996 to January 1999 and chairman of Visteon, an automotive systems enterprise, from September 1997 to January 1999. Dr. Hagenlocker served in various other capacities after joining Ford as a research scientist in 1964, including Executive Vice President of Ford North American Automotive Operations from January 1993 to May 1994, President of Ford Automotive Operations from May 1994 to November 1996 and Chairman, Ford of Europe from August 1996 to November 1996. Dr. Hagenlocker is a director of Boise Cascade Corporation and Air Products and Chemicals. Dr. Hagenlocker earned B.S. and M.S. degrees in engineering physics from Ohio State University, an M.B.A. degree from Michigan State University and a Ph.D. in physics from Ohio State University.

     Mr. Perkins has served as a director of the Company since February 1998. Mr. Perkins retired from Jewel Companies, Inc., the retail supermarket and drug chain, in 1983. He had been with Jewel since 1953, serving as President from 1965 to 1970, as Chairman of the Board of Directors from 1970 to 1980, and as Chairman of the Executive Committee until his retirement. He has served on a number of corporate boards and is currently a director of Aon Corporation, LaSalle Hotel Properties, LaSalle Street Fund, Inc., LaSalle U.S. Realty Income & Growth Fund, Inc., Lucent Technologies, Inc., and Parson Group LLC. Mr. Perkins is a trustee for The Putnam Funds and Vice Chairman of the Board of Trustees of Northwestern University. Mr. Perkins holds a B.A. degree from Yale University and an M.B.A. degree from the Harvard Graduate School of Business Administration.

     Mr. Pearlman has served as a director of the Company since April 1999. Mr. Pearlman retired as chairman of Zenith Electronics Corporation in November 1995. He joined Zenith as controller in 1971 and served as chief executive officer from 1983 through April 1995. Mr. Pearlman is a director of Smurfit Stone

Container Corporation, Ryerson-Tull, Inc., Parson Group LLC, Royal Packing Industries van Leer N.V., the Bernard van Leer Foundation and the Central Asia-American Enterprise Fund. He is a trustee of Northwestern University where he is vice chairman of the capital campaign, chairman of the board of Evanston Northwestern Healthcare and a director of the Northwestern Healthcare network. Mr. Pearlman graduated from Princeton with honors from the Woodrow Wilson School and from Harvard Business School with highest honors.

     Mr. Lazarus has served as a director of the Company since 1991. Mr. Lazarus is Managing Director of ARCH Venture Partners Limited Partnership. From 1986 to 1994, he served concurrently as President and Chief Executive Officer of ARCH Development Corporation ("ADC") and Associate Dean of the Graduate School of Business of the University of Chicago. Prior to joining ADC, Mr. Lazarus held a variety of positions at Baxter Travenol Laboratories, Inc., the predecessor of Baxter Healthcare Corporation, including Group Vice President of the Health Care Services Group and Senior Vice President for Technology. From 1972 to 1974, Mr. Lazarus served in Washington, D.C. as Deputy Assistant Secretary of Commerce for East-West Trade and was founder and first Director of the Bureau of East-West Trade. He is a 21-year veteran of the U.S. Navy, retiring in 1973 with the rank of captain. He holds a bachelors degree with honors from Dartmouth College and an M.B.A. degree with high distinction from the Harvard Graduate School of Business Administration, where he was also a Baker Scholar. Mr. Lazarus is a director of Amgen Corporation, Primark Corporation and New Era of Networks Inc., all of which are public companies. Mr. Lazarus has advised the Company that he will not stand for re-election as a director of the Company when his term expires at the Annual Meeting.

     ARRANGEMENTS FOR NOMINATION AS DIRECTOR -- Mr. Lazarus and Drs. Shaw and Siegel were initially designated to the Board of Directors pursuant to a shareholders agreement which substantially terminated upon consummation of the Company's initial public offering of Common Stock in December 1997.

     DIRECTOR COMPENSATION -- Upon first being elected to the Board of Directors, each director of the Company who is not an employee or consultant of the Company (an "Outside Director") is granted, pursuant to the Company's Amended and Restated 1992 Stock Option Plan, as amended (the "Stock Option Plan"), stock options to purchase 10,000 shares of Common Stock at the fair market value of the Common Stock, as determined by a committee appointed by the Board of Directors, as of the date of issuance of such stock options. On the date of each annual meeting of the stockholders of the Company, each Outside Director who is re-elected or continues to serve as a director because his or her term has not expired is granted stock options to purchase 2,000 shares of Common Stock pursuant to the Stock Option Plan; provided that no such automatic grant is made to an Outside Director who was first elected to the Board of Directors within three months prior to such annual meeting. The options granted to Outside Directors under the Stock Option Plan vest in three equal annual installments beginning on the first anniversary of the date of grant. All options granted under the Stock Option Plan to Outside Directors expire ten years from the date of grant.

     The Company does not pay cash compensation to its directors for serving in such capacity. All Outside Directors, however, are reimbursed for their reasonable out-of-pocket expenses incurred in attending board and committee meetings.

     MEETINGS -- During the year ended December 31, 1998, the Board of Directors held ten formal meetings. Each of the Company's current directors attended at least 75% of the aggregate of the number of board meetings held (during the period in which he was a director) and the total number of committee meetings on which he served that were held (during the period in which he was a member of such committee) during 1998.

     COMMITTEES OF THE BOARD OF DIRECTORS -- The Board of Directors has established an Audit Committee and a Compensation Committee, each comprised entirely of directors who are not officers or employees of the Company. The members of the Audit Committee are Mr. Lazarus (Chairman) and Dr. Shaw. The members of the Compensation Committee are Mr. Perkins (Chairman) and Mr. Lazarus. Mr. Lazarus and Dr. Shaw have advised the Company that they will no longer serve as directors of the Company after the Annual Meeting. The Company does not have a standing nominating committee.

     The Audit Committee generally has responsibility for recommending independent public auditors to the Board of Directors for selection, reviewing the plan and scope of the accountants' annual audit, reviewing the Company's internal control functions and financial management policies, and reporting to the Board of Directors regarding all of the foregoing. The Audit Committee held two formal meetings in 1998.

     The Compensation Committee generally has responsibility for recommending to the Board of Directors guidelines and standards relating to the determination of executive and key employee compensation, reviewing the Company's executive compensation policies and reporting to the Board of Directors regarding the foregoing. The Compensation Committee also has responsibility for administering the Stock Option Plan, determining the number of options, if any, to be granted to the Company's employees and consultants pursuant to the Stock Option Plan and reporting to the Board of Directors regarding the foregoing. The Compensation Committee held three formal meetings in 1998. See "Report of the Compensation Committee of the Board of Directors."

                               EXECUTIVE OFFICERS

     The table below identifies executive officers of the Company who are not identified in the tables entitled "Election of Directors -- Nominees" or "-- Other Directors."

                    NAME                         AGE                        POSITION
                    ----                         ---                        --------
Dennis J. Nowak..............................    48     Vice President -- Finance and Administration,
                                                        Chief Financial Officer, Treasurer and Secretary
Gina Kritchevsky, Ph.D. .....................    45     Vice President -- Technology and Engineering
Daniel S. Bilicki............................    55     Vice President -- Sales and Marketing
Richard W. Brotzman, Ph.D. ..................    45     Vice President-- Research and Development
Donald J. Freed, Ph.D........................    57     Vice President-- Business Development

     Mr. Nowak has served as Vice President -- Finance and Administration, Chief Financial Officer, Treasurer and Secretary of the Company since joining the Company in September 1996. From October 1991 to September 1996, Mr. Nowak was a partner in the accounting firm of Ernst & Young LLP, where he specialized in financial management and audit services for emerging high-technology companies. Mr. Nowak has more than 20 years experience as a public accountant. He holds a B.S. degree from Indiana University.

     Dr. Kritchevsky has served as Vice President -- Technology and Engineering of the Company since joining the Company in February 1999. From June 1998 to February 1999, Dr. Kritchevsky provided consulting services to companies in a variety of markets, including electronics packaging and liquid crystal display technology. From January 1997 to May 1998, Dr. Kritchevsky was Vice President of Strategic Initiatives for Donnelly Optics Corporation, an optics company. From 1989 to January 1997, Dr. Kritchevsky served in various positions with Donnelly Corporation, an automotive supplier, including Director of Corporate New Business Development. She holds a B.S. degree in chemistry and a Ph.D. in material sciences and engineering from MIT.

     Mr. Bilicki has served as Vice President -- Sales and Marketing of the Company since joining the Company in March 1999. From January 1996 until March 1999, Mr. Bilicki served as President/Director of PT Crosfield Indonesia in Jakarta, Indonesia, a subsidiary of Crosfield Company, which is a global chemical company. From January 1994 to December 1995, Mr. Bilicki held the position of President/Director North America of Crosfield Company. He holds a B.S. degree from Indiana Institute of Technology and an M.B.A. degree from Winthrop University.

     Dr. Brotzman joined the Company in July 1994 as a senior scientist and has served as Vice President -- Research and Development of the Company since July 1996. He is the inventor of the Company's coating technology. Dr. Brotzman has 15 years experience in research and development of advanced materials leading to new products. His technical areas of expertise include interfacial adhesion and chemistry, self-assembled polymeric coatings, nanosized inorganic powders, powder processing, reactive coupling agents, solgel derived protective coatings, non-destructive evaluation of composites, neo-debye relaxation in green inorganic gels, asymmetric membranes and plasma processing. From January 1991 to July 1994, Dr. Brotzman served as Director of Research at TPL, Inc., an advanced materials company. He holds a B.S. degree in chemical engineering from Lafayette College, an M.S. degree in engineering and applied science from the University of California, Davis and a Ph.D. in chemistry from the University of Washington.

     Dr. Freed joined the Company in April 1995 as Vice President -- Marketing and has served as Vice President -- Business Development of the Company since June 1998. He has extensive experience in the commercial development of new technology products, and has been responsible for the successful startup of advanced-materials initiatives in three Fortune 50 companies. From 1985 to April 1995, Dr. Freed held senior marketing, strategic planning and product-development positions with AMP, Inc., and certain of its subsidiaries, primarily in the development and marketing of advanced materials for microelectronics and photonics. From 1980 to 1985, he held similar positions with GTE Corp. and Imperial Chemical Industries, PLC. Previously, Dr. Freed held various scientific and managerial positions at Bell Laboratories. He holds a B.A. degree in chemistry from Queens College and an A.M. degree and Ph.D. in chemistry from Harvard University. Dr. Freed is a member of The Illinois Coalition and is past chairman of the International Standards Council for Electronic Interconnection and Packaging Technologies.

     The Board of Directors elects executive officers annually and such executive officers, subject to the terms of certain employment agreements, serve at the discretion of the Board of Directors. Messrs. Cross, Nowak and Bilicki and Dr. Kritchevsky each have employment agreements with the Company. See "Executive Compensation -- Employment and Consulting Agreements." There are no family relationships among any of the directors or officers of the Company.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE -- Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the Company's officers (as defined under Section 16), directors and persons who beneficially own greater than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, the Company believes that during 1998 all
Section 16 filing requirements applicable to its officers, directors and 10% beneficial owners were complied with by such persons, except that John C. Parker inadvertently failed to timely file a Form 4 for a transaction occurring in July 1998. This transaction was reported on a Form 5 filed by Dr. Parker.

                             EXECUTIVE COMPENSATION

     The following table provides information concerning the annual and long-term compensation for services in all capacities to the Company for the years ended December 31, 1998, 1997 and 1996 of those persons who were (i) during 1998, the chief executive officer of the Company and (ii) at December 31, 1998, the four other most highly compensated (based upon combined salary and bonus) executive officers of the Company whose total salary and bonus exceeded $100,000 during 1998 (collectively, the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                                                                       COMPENSATION
                                                                                       ------------
                                                                                        AWARDS(1)
                                                  ANNUAL COMPENSATION                  ------------
                                      -------------------------------------------       SECURITIES
                                                                   OTHER ANNUAL         UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR    SALARY($)      BONUS($)    COMPENSATION($)        OPTIONS(#)     COMPENSATION($)
---------------------------   ----    ---------      --------    ---------------        ----------     ---------------
Joseph E. Cross(2)..........  1998    $ 29,487       $      0        $14,111(3)          100,000           $36,450(4)
  President and Chief
  Executive Officer
Robert W. Cross(5)..........  1998    $177,565       $      0        $35,059(6)           87,000           $ 4,685(7)
  Former President and Chief  1997     151,311        140,000         41,917(8)                0             4,685(7)
  Executive Officer           1996     151,800         10,000         45,648(9)          199,755             4,685(7)
Dennis J. Nowak(10).........  1998    $159,258       $      0        $     0              43,500           $     0
  Vice President -- Finance   1997     178,037(11)     35,000              0                   0                 0
  and Administration, Chief   1996      55,754              0              0             115,800                 0
  Financial Officer,
  Treasurer and Secretary
Donald J. Freed, Ph.D. .....  1998    $120,753       $      0        $     0              27,572           $     0
  Vice President -- Business  1997     112,806         35,000              0                   0                 0
  Development                 1996     105,625              0              0             104,220                 0
Richard Brotzman, Ph.D. ....  1998    $119,721       $      0        $     0              40,600           $     0
  Vice President -- Research  1997     109,779              0              0                   0                 0
  and Development             1996     102,615              0              0             118,695                 0
John C. Parker, Ph.D.(12)...  1998    $106,879       $  3,500        $     0              31,900           $     0
  Former Vice President --    1997      86,545              0              0                   0                 0
  Manufacturing and           1996      77,540              0              0             107,115                 0
  Technology

---------------
 (1) None of the Named Officers had any restricted stock holdings as of December 31, 1998.

 (2) Joseph E. Cross commenced employment as the President and Chief Operating Officer of the Company in November 1998 and became its Chief Executive Officer in December 1998.

 (3) Includes $8,602 paid for airfare to and from Chicago, Illinois.

 (4) Represents a one-time payment to Mr. Cross for the preparation of his residence for sale in connection with his intended move to the greater Chicago metropolitan area.

 (5) Robert W. Cross' employment with the Company was terminated in December 1998. Mr. Cross' salary and bonus were paid at his direction to Cross Technologies, Inc., of which Mr. Cross is chief executive officer and the sole shareholder.

 (6) Represents $10,081 paid for airfare to and from Chicago, Illinois, $13,911 paid for a hotel room in Burr Ridge, Illinois and $11,067 in payments related to use of a car.

 (7) Represents the full dollar value of premiums paid by the Company with respect to life insurance for the benefit of Mr. Cross and his beneficiary.

 (8) Includes $16,601 paid for airfare to and from Chicago, Illinois, $15,176 paid for a hotel room in Burr Ridge, Illinois and other perquisites paid by the Company on behalf of Mr. Cross.

 (9) Includes $19,742 paid for airfare to and from Chicago, Illinois, $15,969 paid for a hotel room in Burr Ridge, Illinois and other perquisites paid by the Company on behalf of Mr. Cross.

(10) Mr. Nowak commenced employment with the Company in September 1996.

(11) Includes a lump sum payment of $35,000 paid to Mr. Nowak in September 1997 in consideration of him still being employed by the Company at such time.

(12) Dr. Parker's employment with the Company was terminated in March 1999.

     OPTION GRANTS IN 1998 -- The following table provides information on grants of stock options to the Named Officers during 1998. No stock appreciation rights were granted to the Named Officers during 1998.

                             OPTION GRANTS IN 1998

                                                     INDIVIDUAL GRANTS                     POTENTIAL REALIZABLE
                                                  ------------------------                   VALUE AT ASSUMED
                                    NUMBER OF      PERCENT OF                              ANNUAL RATES OF STOCK
                                   SECURITIES     TOTAL OPTIONS   EXERCISE                PRICE APPRECIATION FOR
                                   UNDERLYING      GRANTED TO     OR BASE                     OPTION TERM(2)
                                     OPTIONS      EMPLOYEES IN     PRICE     EXPIRATION   -----------------------
              NAME                GRANTED(#)(1)    FISCAL YEAR     ($/SH)       DATE        5%($)        10%($)
              ----                -------------   -------------   --------   ----------     -----        ------
Joseph E. Cross.................     100,000          21.51%      $2.9375     11/9/08      $184,739     $468,162
Robert W. Cross.................      87,000          18.72        3.8125     7/31/08       208,596      528,624
Dennis J. Nowak.................      43,500           9.36        3.8125     7/31/08       104,298      264,312
Donald J. Freed, Ph.D...........      27,572           5.93        3.8125     7/31/08        66,108      167,531
Richard W. Brotzman, Ph.D.......      40,600           8.73        3.8125     7/31/08        97,345      246,691
John C. Parker, Ph.D............      31,900           6.86        3.8125     7/31/08        76,485      193,829

---------------
(1) These options are all non-qualified stock options. Subject to certain restrictions, these options become exercisable in five equal annual installments, beginning on the first anniversary of the date of grant. These options were granted in July 1998, except for Joseph E. Cross' options, which were granted in November 1998.

(2) Potential realizable value is presented net of the option exercise price but before any federal or state income taxes associated with exercise. These amounts represent certain assumed rates of appreciation only. Actual gains will be dependent on the future performance of the Common Stock and the option holder's continued employment through the vesting period. The amounts reflected in the table may not necessarily be achieved.

     AGGREGATED OPTION EXERCISES IN 1998 AND YEAR-END 1998 OPTION VALUES -- The following table provides information regarding each of the Named Officers' option exercises in 1998 and unexercised options at December 31, 1998.

                          YEAR-END 1998 OPTION VALUES

                                                                    NUMBER OF                     VALUE OF
                                                              SECURITIES UNDERLYING       UNEXERCISED IN-THE-MONEY
                                                             UNEXERCISED OPTIONS AT              OPTIONS AT
                                 SHARES                         YEAR-END 1998(#)             YEAR-END 1998($)(1)
                               ACQUIRED ON      VALUE      ---------------------------   ---------------------------
            NAME               EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----               -----------   -----------   -----------   -------------   -----------   -------------
Joseph E. Cross..............         0       $      0             0        100,000       $      0        $     0
Robert W. Cross..............         0              0       172,844        235,501        222,957         57,592
Dennis J. Nowak..............         0              0        42,338        116,962              0              0
Donald J. Freed, Ph.D........         0              0        35,690         96,102          9,690         14,535
Richard W. Brotzman, Ph.D....         0              0        57,650        130,595         41,874         36,496
John C. Parker, Ph.D.........    43,003        206,956        80,204        117,133        121,460         50,656

---------------
(1) The value per option is calculated by subtracting the exercise price per option from the closing price of the Common Stock on the Nasdaq National Market on December 31, 1998, which was $2.25.

     EMPLOYMENT AND CONSULTING AGREEMENTS -- The Company entered into an employment agreement with Joseph E. Cross dated November 9, 1998 which provides for an annual base salary of not less than $200,000. In addition, Mr. Cross will receive a lump sum payment of $50,000 on the first anniversary of the commencement of this agreement if he is employed by the Company at such time. The Company also granted to Mr. Cross options to purchase up to 100,000 shares of Common Stock at an exercise price of $2.9375 per share and options to purchase up to 50,000 shares of Common Stock at an exercise price of $2.1875, with options for one-fifth of such shares becoming exercisable on each of the first five anniversaries of the dates of grant. No term has been assigned to Mr. Cross' employment agreement. If Mr. Cross is terminated other than for "cause" (as such term is defined in Mr. Cross' employment agreement), Mr. Cross will receive severance benefits in an amount equal to Mr. Cross' base salary for 52 weeks.

     Effective September 3, 1996, the Company also entered into an employment agreement with Dennis J. Nowak which provides for an annual base salary of $140,000, with increases to be determined by the Board of Directors, at its discretion. In addition, Mr. Nowak was granted options to purchase 57,900 shares of Common Stock at an exercise price of $3.886 per share, with options for one-fifth of such shares becoming exercisable on each of the first five anniversaries of Mr. Nowak's employment. Pursuant to his employment agreement, Mr. Nowak also received a bonus of $35,000 upon the Company's completion of its initial public offering of Common Stock in December 1997 and a lump sum payment of $35,000 on the first anniversary of his employment. No term has been assigned to Mr. Nowak's employment agreement. If Mr. Nowak's employment is terminated other than for "cause" (as such term is defined in Mr. Nowak's employment agreement), Mr. Nowak will receive severance benefits in an amount equal to Mr. Nowak's base salary for 26 weeks.

     On March 9, 1999, the Company entered into an agreement for consulting services with Robert W. Cross, former chief executive officer of the Company, and Cross Technologies, Inc. ("CTI"). Pursuant to the agreement, from December 17, 1998, the date Mr. Cross ceased serving as an employee and officer of the Company, through June 17, 2000, CTI, with Mr. Cross as its sole shareholder and officer, will render reasonable consulting services to the Company as may be requested by the Company's president from time to time. The Company will pay CTI consulting fees in the aggregate amount of $307,500 for such services. Any stock options previously granted by the Company to Mr. Cross remain in effect and are subject to the terms and conditions of the respective stock option agreements and the Stock Option Plan. Concurrent with execution of the agreement, Mr. Cross provided the Company with written notice of his voluntary resignation from the Board of Directors.

     On October 28, 1998, the Company entered into an agreement for continued employment and separation with John C. Parker. Under the terms of this agreement, Dr. Parker's employment with the Company was terminated on March 31, 1999, at which time Dr. Parker received a severance payment equal to nine months of his salary. From April 1, 1999 through March 31, 2000, Dr. Parker will serve as an independent consultant to the Company with regards to existing physical-vapor-synthesis process technology. During such period, the Company will (1) pay Dr. Parker a consulting fee equal to half his gross salary and (2) pay Dr. Parker's health insurance premiums until he finds other employment. At the conclusion of his consulting period, a number of Dr. Parker's options will vest and expire two years from the conclusion of such period.

                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

     The objectives of the Compensation Committee in determining the levels and components of executive compensation are to (1) attract, motivate and retain talented and dedicated executive officers, (2) provide executive officers with both cash and equity incentives to further the interests of the Company and its stockholders, and (3) compensate executive officers at levels comparable to those of executive officers at other comparable high technology companies. In setting compensation, the Compensation Committee reviews individual contributions of particular executives. Generally, the compensation of the Company's executive officers is composed of a base salary, which often includes a lump sum payment to executive officers upon the one-year anniversary of their employment if they are employed by the Company at such time, and targeted cash bonuses based upon achievement of specified goals. In addition, stock options are granted to provide the opportunity for compensation based upon the performance of the Common Stock over time.

BASE SALARIES

     In determining the base salaries of the executive officers in 1998, the Compensation Committee considered the performance of each executive, the nature of the executive's responsibilities, the salary levels of executives at comparable high technology companies, including other publicly-held advanced materials and advanced technologies companies, and the Company's general compensation practices. Robert W. Cross' employment agreement with the Company dated February 1994 provided for an annual base salary of not less than $130,000, and his salary was subject to increase by the Compensation Committee. Based on the foregoing factors, the Compensation Committee elected to increase the base salary of Mr. Cross for 1998 by approximately 33% over the amount he received in 1997 and set Joseph E. Cross' annual base salary for 1998 at $200,000 plus a lump sum payment of $50,000 payable in November 1999 if Mr. Cross is employed by the Company at such time.

CASH BONUSES

     Discretionary cash bonuses for executive officers are directly tied to achievement of specified goals of the Company and are a function of the criteria which the Compensation Committee believes appropriately take into account the specific areas of responsibility of the particular officer. The Compensation Committee paid a cash bonus to one of its Named Officers and is considering whether to pay cash bonuses to two of its other Named Officers for 1998 based on their performances. Otherwise, the Compensation Committee has not paid, and will not pay, cash bonuses to its executive officers, including Messrs. Cross, for 1998.

STOCK OPTIONS

     Periodically, the Compensation Committee also grants stock options to executive officers in order to provide a long-term incentive which is directly tied to the performance of the Company's stock. These options provide an incentive to maximize stockholder value because they reward optionholders only if stockholders also benefit. The exercise price of these stock options is the fair market of the Common Stock on the date of grant. In general, the options vest in equal annual installments over a five-year period beginning one year after the date of grant. Vesting periods are used to retain key employees and to emphasize the long-term aspect of contribution and performance. In making stock option grants to executives, including Messrs. Cross, in 1998, the Compensation Committee considered a number of factors, including the performance of such persons, the Company's performance in 1997, achievement of specific delineated goals, the responsibilities and the relative position of such persons within the Company, the compensation of executives in comparable high technology companies and the number of stock options each such person currently possesses. With respect to Messrs. Cross, the Compensation Committee also focused on the magnitude of Robert W. Cross' contributions to the Company and its belief that Joseph E. Cross' vision and leadership are critical to the Company's future success.

COMPLIANCE WITH SECTION 162(M)

     The Compensation Committee currently intends for all compensation paid to the Named Officers to be tax deductible to the Company pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)").
Section 162(m) provides that compensation paid to the Named Officers in excess of $1,000,000 cannot be deducted by the Company for Federal income tax purposes unless, in general, (1) such compensation is performance-based, established by a committee of outside directors and objective, and (2) the plan or agreement providing for such performance-based compensation has been approved in advance by stockholders. The Compensation Committee believes that the requirements of
Section 162(m) are uncertain at this time and may arbitrarily impact the Company. In the future, the Compensation Committee may determine to adopt a compensation program that does not satisfy the conditions of Section 162(m) if in its judgment, after considering the additional costs of not satisfying
Section 162(m), such program is appropriate.

                             COMPENSATION COMMITTEE

                               Donald S. Perkins
                                 Steven Lazarus

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Pursuant to a consulting agreement effective as of October 29, 1998, and prior to his appointment as Chairman of the Board of Directors, Donald S. Perkins, who is Chairman of the Compensation Committee, was engaged by the Company to provide additional services in connection with the Company's organizational restructuring and refocusing. In consideration for such services, Mr. Perkins was granted options to purchase 25,000 shares of Common Stock at an exercise price of $3.50 per share. Such options vest in five equal annual installments beginning on October 29, 1999; provided, however, that unvested options will expire upon Mr. Perkins no longer providing such services to the Company.

     Leonard Batterson served as Chairman of the Compensation Committee until his resignation from the Board of Directors in March 1999. Mr. Batterson is the managing general partner of Batterson Johnson & Wang L.P. ("BJ&W"), which beneficially owns greater than 5% of the outstanding Common Stock. Pursuant to an amended and restated registration rights agreement, as amended, with the Company, dated as of March 16, 1994, BJ&W is entitled to certain demand registration rights. In addition, whenever the Company proposes to register any of its securities under the Securities Act of 1933, as amended, BJ&W may also, subject to certain restrictions, include its shares of Common Stock in such registration.

                               PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative total returns for the Company, the Nasdaq Market Composite Index and an index of peer companies selected by the Company during the period commencing on November 26, 1997, the date of the Company's initial public offering, and ending on December 31, 1998. The comparison assumes $100 was invested on November 26, 1997 in the Common Stock, the Nasdaq Market Composite Index and the peer companies selected by the Company and assumes the reinvestment of all dividends, if any. The performance graph must begin with the closing price of the Common Stock on the date of the initial public offering, which was $8.00 (this was also the price at which the Common Stock was offered in the initial public offering.)

                     COMPARISON OF CUMULATIVE TOTAL RETURNS

                                                 NANOPHASE TECHNOLOGIES      NASDAQ MARKET COMPOSITE
                                                       CORPORATION                    INDEX                    PEER GROUP
                                                 ----------------------      -----------------------           ----------
'11/26/97'                                               100.00                      100.00                      100.00
'12/31/97'                                               158.59                       98.49                      109.08
'12/31/98'                                                17.73                      139.63                      121.41

              -----------------------------------------------------------------------------------------------
                                                               11/26/97         12/31/97         12/31/98
              -----------------------------------------------------------------------------------------------
              - -
              [ ]  Nanophase Technologies Corporation           100.00           158.59           17.73
              -----------------------------------------------------------------------------------------------
              - -
               P   Nasdaq Market Composite Index                100.00           98.49            139.63
              -----------------------------------------------------------------------------------------------
              - -
               L   Peer Group                                   100.00           109.08           121.41
              -----------------------------------------------------------------------------------------------

     The companies in the peer group, all of which are advanced materials or advanced technologies companies, are: Alyn Corporation, Delta & Pine Land Company and Landec Corporation. DeKalb Genetics Corporation and Mycogen Corporation were both included in the Company's peer group last year. They are not included in the Company's peer group this year because both companies were sold during 1998 and, subsequent to such sales, their securities were no longer publicly traded on a securities exchange or market.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Pursuant to a consulting and stock purchase agreement dated as of May 9, 1990, as amended, between the Company and Richard W. Siegel, a co-founder and director of the Company, Dr. Siegel advises and consults the Company with respect to the application and commercialization of nanocrystalline materials. In consideration for such services in 1998, Dr. Siegel received $30,000, options to purchase 2,000 shares of Common Stock at an exercise price of $5.25 per share and options to purchase 11,600 shares of Common Stock at an exercise price of $3.8125 per share. The options to purchase 2000 shares of Common Stock vest in three equal annual installments beginning on June 10, 1999 and the options to purchase 11,600 shares of Common Stock vest in five equal annual installments beginning on July 31, 1999.

          SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of April 15, 1999, certain information with respect to the beneficial ownership of the Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each Company director, (iii) each of the Named Officers and (iv) all Company executive officers and directors as a group.

                                                                 NUMBER OF            PERCENT OF
                                                                   SHARES               SHARES
                                                                BENEFICIALLY         BENEFICIALLY
                      NAME AND ADDRESS                            OWNED(1)              OWNED
                      ----------------                          ------------         ------------
Spurgeon Corporation........................................     1,871,343(2)            14.8%
Bradford T. Whitmore........................................     1,871,343(3)            14.8
Grace Investments, Ltd......................................     1,069,750(4)             8.5
Batterson Johnson & Wang L.P................................     1,068,934(5)             8.3
Grace Brothers, Ltd.........................................       801,593(6)             6.3
Harris & Harris Group, Inc..................................       672,916(7)             5.3
Richard W. Siegel, Ph.D.....................................       246,943(8)             1.9
Robert W. Cross.............................................       201,583(9)             1.6
John C. Parker, Ph.D........................................        94,548(10)            *
Richard W. Brotzman, Ph.D...................................        73,283(11)            *
Donald J. Freed, Ph.D.......................................        44,954(11)            *
Dennis J. Nowak.............................................        42,338(12)            *
Donald S. Perkins...........................................        28,999(13)            *
Steven Lazarus..............................................           666(11)            *
Robert W. Shaw, Jr., Ph.D...................................           666(14)            *
Joseph E. Cross.............................................           200                *
Edward E. Hagenlocker, Ph.D.................................             0                *
Jerry Pearlman..............................................             0                *
All executive officers and directors as a group (12
  persons)..................................................       438,049(15)            3.4

------------
  *  Denotes beneficial ownership less than one percent.

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission"). Unless otherwise indicated below, the persons in the above table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

 (2) Includes 801,593 shares of Common Stock held by Grace Brothers, Ltd. and 1,069,750 shares of Common Stock held by Grace Investments, Ltd. Spurgeon Corporation is a general partner of both Grace entities and shares voting and investment power with respect to the shares of Common Stock held by such Grace entities. This information is based on information reported on
     Schedule 13G/A dated February 11, 1999 filed with the Commission by Spurgeon Corporation. The address of the stockholder is 290 South County Farm Road, Wheaton, Illinois 60187.

 (3) Includes 801,593 shares of Common Stock held by Grace Brothers, Ltd. and 1,069,750 shares of Common Stock held by Grace Investments, Ltd. Mr. Whitmore is a general partner of Grace Brothers, Ltd. and is the sole owner of an entity which is a general partner of Grace Investments, Ltd. In such capacities, Mr. Whitmore shares voting and investment power with respect to the shares of Common Stock held by the Grace entities. This information is based on information reported on Schedule 13G/A dated February 11, 1999 filed with the Commission by Mr. Whitmore. The address of the stockholder is 1560 Sherman Avenue, Suite 900, Evanston, Illinois 60201.

 (4) This number of shares is based on information reported on Schedule 13G/A's dated February 11, 1999 filed with the Commission by Spurgeon Corporation and Bradford T. Whitmore. The address of the stockholder is 1560 Sherman Avenue, Suite 900, Evanston, Illinois 60201.

 (5) Includes 178,154 shares of Common Stock issuable upon exercise of warrants presently exercisable. Leonard A. Batterson, who resigned from the Board of Directors in March 1999, is the managing general partner of BJ&W. The address of the stockholder is 303 West Madison Street, Suite 1110, Chicago, Illinois 60606.

 (6) This number of shares is based on information reported on Schedule 13G/A's dated February 11, 1999 filed with the Commission by Spurgeon Corporation and Bradford T. Whitmore. The address of the stockholder is 1560 Sherman Avenue, Suite 900, Evanston, Illinois 60201.

 (7) The address of the stockholder is One Rockefeller Plaza, Suite 1430, New York, New York 10020.

 (8) Includes 28,950 shares of Common Stock issuable upon exercise of warrants presently exercisable and 47,942 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days of April 15, 1999.

 (9) Consists of 5,000 shares of Common Stock held by Mr. Cross' spouse and 196,583 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days of April 15, 1999.

(10) Includes 51,833 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days of April 15, 1999.

(11) Consists of shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days of April 15, 1999.

(12) Consists of shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days of April 15, 1999. Excludes 200 shares of Common Stock which are held by children of Mr. Nowak. Because such children share Mr. Nowak's household, he may be deemed to be the beneficial owner of the shares of Common Stock held by his children. Mr. Nowak disclaims such beneficial ownership.

(13) Includes 3,999 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days of April 15, 1999.

(14) Consists of shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days of April 15, 1999. Excludes 384,034 shares of Common Stock and 66,808 shares of Common Stock issuable upon exercise of warrants presently exercisable, all of which are beneficially held by UVCC Fund II ("UVCC II"), and 384,034 shares of Common Stock and 66,808 shares of Common Stock issuable upon exercise of warrants presently exercisable, all of which are beneficially held by UVCC II Parallel Fund, L.P. ("UVCC Parallel"). Dr. Shaw serves as the managing general partner of
     (i) Arete Ventures Investors II Limited Partnership, which is the managing general partner of UVCC II, and (ii) Arete Ventures Limited Partnership III, which is the managing general partner of UVCC Parallel. In such capacities, he has sole voting power and shares investment power with respect to shares of Common Stock held by UVCC II and UVCC Parallel and, therefore, may be deemed to be the beneficial owner of the shares of Common Stock directly owned by UVCC II and UVCC Parallel. Dr. Shaw disclaims this beneficial ownership.

(15) Includes 28,950 shares of Common Stock issuable upon exercise of warrants presently exercisable and 213,848 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days of April 15, 1999.

                                   PROPOSAL 2
                    RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors, upon the recommendation of the Audit Committee, has appointed Ernst & Young LLP, independent certified public accountants, as auditors of the Company's financial statements for the year ended December 31, 1999. Ernst & Young LLP has acted as auditors for the Company since 1993.

     The Board of Directors has determined to afford stockholders the opportunity to express their opinions on the matter of auditors and, accordingly, is submitting to the stockholders at the Annual Meeting a proposal to ratify the Board of Directors' appointment of Ernst & Young LLP. If a majority of the shares voted at the Annual Meeting, in person or by proxy, are not voted in favor of the ratification of the appointment of Ernst & Young LLP, the Board of Directors will interpret this as an instruction to seek other auditors.

     It is expected that representatives of Ernst & Young will be present at the meeting and will be available to respond to questions. They will be given an opportunity to make a statement if they desire to do so.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY'S FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 1999.

                        MISCELLANEOUS AND OTHER MATTERS

     SOLICITATION -- The cost of this proxy solicitation will be borne by the Company. The Company may request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at the Company's expense. Such banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by the Company for their reasonable out-of-pocket expenses of solicitation. The Company does not anticipate that costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for an election of directors in the absence of a contest.

     PROPOSALS OF STOCKHOLDERS -- Proposals of stockholders (1) intended to be considered at the Company's 2000 Annual Meeting of Stockholders (the "2000 Annual Meeting") and (2) to be considered for inclusion in the Company's proxy statement and proxy for the 2000 Annual Meeting, must be received by the Secretary of the Company on or before January 7, 2000.

     OTHER BUSINESS -- The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement and the Company's Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxies will vote such proxies as the Board of Directors directs.

     ADDITIONAL INFORMATION -- The Company will furnish without charge a copy of its Annual Report on Form 10-K for its year ended December 31, 1998, as filed with the Commission, upon the written request of any person who is a stockholder as of the Record Date, and will provide copies of the exhibits to such Form 10-K upon payment of a reasonable fee which shall not exceed the Company's reasonable expenses in connection therewith. Requests for such materials should be directed to Nanophase Technologies Corporation, 453 Commerce Street, Burr Ridge, Illinois 60521, Attention: Dennis J. Nowak.

                                            By order of the Board of Directors
                                            /s/ DENNIS J. NOWAK

                                            DENNIS J. NOWAK
                                            Secretary
Burr Ridge, Illinois
May 6, 1999

                  ALL STOCKHOLDERS ARE REQUESTED TO COMPLETE,
               DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

PROXY                                                                      PROXY
                       NANOPHASE TECHNOLOGIES CORPORATION
                              453 COMMERCE STREET
                           BURR RIDGE, ILLINOIS 60521

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 11, 1999
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) hereby appoints Joseph E. Cross and Dennis J. Nowak and each of them, with full power of substitution, as attorneys and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Nanophase Technologies Corporation to be held at Ashton Place, 341 West 75th Street, Willowbrook, Illinois, on Friday, June 11, 1999, at 9:00 a.m., local time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

            (continued, and to be signed and dated, on reverse side)

 ................................................................................

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                                                 NANOPHASE TECHNOLOGIES CORPORATION
                             PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.


1. ELECTION OF CLASS II DIRECTORS.       For all nominees listed below                     Withhold authority to vote
                                         (except as marked to the contrary below) [ ]      for all nominees listed below [ ]

      (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW)

                                      Joseph E. Cross          Richard W. Siegel, Ph.D


2. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY'S      FOR    AGAINST  ABSTAIN
   FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 1999.                                                [ ]      [ ]      [ ]
3. EACH OF THE PERSONS NAMED AS PROXIES HEREIN ARE AUTHORIZED, IN SUCH PERSON'S DISCRETION, TO VOTE UPON
   SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY ADJOURNMENTS THEREOF.



                                                                                         Date:                            ,1999
                                                                                              ----------------------------

                                                                                         ---------------------------------
                                                                                         Signature

                                                                                         ---------------------------------
                                                                                         Signature (if held jointly)

                                                                                         Please date this Proxy and sign it
                                                                                         exactly as your name(s) appears hereon.
                                                                                         When shares are held by joint tenants,
                                                                                         both should sign. When signing as an
                                                                                         attorney, executor, administrator,
                                                                                         trustee, guardian or other fiduciary,
                                                                                         please indicate your capacity. If you
                                                                                         sign for a corporation, please print
                                                                                         full corporate name and indicate
                                                                                         capacity of duly authorized officer
                                                                                         executing on behalf of the corporation.
                                                                                         If you sign for a partnership, please
                                                                                         print full partnership name and
                                                                                         indicate capacity of duly authorized
                                                                                         person executing on behalf of the
                                                                                         partnership.



 ....................................................................................................................................

                                            /\           FOLD AND DETACH HERE           /\
                                  PLEASE VOTE, SIGN EXACTLY AS NAME APPEARS ABOVE, DATE AND RETURN
                                        THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

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